EXHIBIT 99.1
Midwest Utility Seminar April 6, 2006

Forward-Looking Statement This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Those statements include statements regarding the intent, belief or current expectations of NiSource and its management. Although NiSource believes that its expectations are based on reasonable assumptions, it can give no assurance that its goals will be achieved. Readers are cautioned that the forward-looking statements in this presentation are not guarantees of future performance and involve a number of risks and uncertainties, and that actual results could differ materially from those indicated by such forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, but are not limited to, the following: weather; fluctuations in supply and demand for energy commodities; growth opportunities for NiSource's businesses; increased competition in deregulated energy markets; the success of regulatory and commercial initiatives; dealings with third parties over whom NiSource has no control; the effectiveness of NiSource's outsourcing initiative; actual operating experience of NiSource assets; the regulatory process; regulatory and legislative changes; changes in general economic, capital and commodity market conditions; and counter-party credit risk. "Safe Harbor" Statement April 2006 2

NiSource Today Strategic Location with Growth Opportunities Super Regional Regulated Energy Company 3rd Largest Gas Distribution Company in U.S. 4th Largest Gas Pipeline Company in U.S. One of the Largest Gas Storage Networks in U.S. Mid Size Regional Electric Business 100% of Operating Income from Regulated Operations 3

Balanced Portfolio Operating Income 100% Of Operating Income From Regulated Businesses Gas Distribution Gas Transmission Electric Operations 40 33 27 Gas Transmission 34% Gas Distribution 37% Electric Operations 29% 4

Gas Distribution Operations Third Largest Gas Distribution Company in the U.S. 3.3 Million Customers - 9 States and Growing at a Rate of 1 to 1.5% Per Year Added Approximately 27,600 New Customers in 2005 Delivered Over 850 Bcf of Gas in 2005 Favorable Overall Regulatory Environment Customer Choice in All States Strong Regulatory Relationships Vertical Integration With Transmission / Storage in Major Gas Markets Indiana Ohio Pennsylvania Massachusetts New Hampshire Maine Kentucky Virginia Maryland 5

Electric Operations Vertically Integrated Utility Customer Growth at Over 1% Per Year Low Cost Portfolio of Coal-Fired Generation (3,059 MW) Additional 323 MW of Gas-Fired Peaking Capacity SO2 and NOx Compliant 450,000 Customers Sales of Approximately 18,000 GWh Annually Indiana 6

Other Operations Whiting Clean Energy (WCE) Net 525 MW Combined Cycle Gas Cogeneration Facility, Capable of Producing 2.2M lbs/hr of Process Steam 2 GE Frame 7 - 166MW Each & 1 Steam Turbine - 213MW with Heat Rate of Approx. 8,000 Merchant Plant Produces Electricity to Sell in the Wholesale Market and Provides Steam to BP Oil Refinery Located on BP Oil Property in Whiting, IN 7

Transmission and Storage Operations One of the Largest Integrated Systems in U.S. Columbia Gulf / TCO Low Cost Transporter to Mid-Atlantic and NE Markets 7.5 Bcf/day Peak Day Capacity Serve Customers in 19 States Access to Diverse Supply Sources Large Market Area Storage Position Average Contract Term of 7 Years Significant Expansion Opportunities 8

NiSource Business Focus Four-Point Platform For Growth Pipeline/Storage Expansion & Commercial Growth Regulatory & Commercial Initiatives Financial Management Process & Expense Management Long-Term Sustainable Growth 9

Regulatory and Commercial Initiatives Bay State Gas Received Approval for a $11.1 Million Rate Increase Renewed Pilot Program for Customer Choice at Columbia Gas of Kentucky New Northern Indiana ARP Program Effective Through April 30, 2010 NIPSCO MISO Charges can be Deferred as of July 31, 2006 10

Financial Management NiSource Completed Refinancing of $2.4 Billion in Long-Term Debt in 2005 $43 Million of Annual Interest Expense Savings Working Capital Funding: New 5-year $1.25 Billion Credit Agreement Additional $300 Million Short-Term Credit Facility 11

Financial Management Interest Expense (Millions of Dollars) 2001 2002 2003 2004 2005 2006E Interest Expense 592 516 465 404 421 381 12

Process and Expense Management 10-Year Outsourcing Agreement with IBM IBM to Provide Business Process and Support Services 10-year Agreement Provides NiSource with Approximately $395 Million in Net Operating and Capital Savings Additional Savings Opportunities (e.g. Work Management) 13

Pipeline Expansion and Commercial Growth Two Part Strategy Maximize Value from Existing Storage and Pipeline Assets Disciplined Investment in Storage and Pipeline Expansion Projects 14

Pipeline Expansion and Commercial Growth Millennium 2007-08 Hardy Storage 2007-08 Eastern Market Expansion II 2009 - 2010 Eastern Market Expansion I 2009 Appalachian Basin Expansion East Lateral Expansion Major Growth Opportunities 15

NiSource Today Strategic Location with Growth Opportunities Super Regional Regulated Energy Company Strategic Assets Overlay a Growth Market From the Midwest to New England Low Business Risk Profile - 100% Regulated - 3.7 Million Distribution Customers Stronger/De-levered Balance Sheet with Stable Investment Grade Credit Focus on Growth and Productivity Improvements 16